UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 13, 2003

MONSANTO COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16167	43-1878297

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 North Lindbergh Boulevard
St. Louis, Missouri 63167

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code:     (314) 694-1000

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
ITEM 9. REGULATION FD DISCLOSURE
SIGNATURE
EXHIBIT INDEX
EX-99.1 Slide Presentation by Chief Tech. Officer
EX-99.2 ROUNDUP WEATHERMAX Technical Presentation
EX-99.3 YIELDGUARD Technical Presentation
EX-99.4 ROUNDUP READY Corn Technical Presentation
EX-99.5 Slide Presentation by Marketing Manager
EX-99.6 ROUNDUP READY Soybeans Presentation
EX-99.3 BOLLGARD II Cotton Technical Presentation

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)	Exhibits

99.1	Slide presentation by the Chief Technology Officer of Monsanto Company, dated June 13, 2003
99.2	ROUNDUP WEATHERMAX herbicide technical presentation by Monsanto Company’s Product Technical Manager of ROUNDUP, dated June 13, 2003
99.3	YIELDGARD Rootworm and YIELDGARD Plus Product Overview technical presentation by the Corn Insects Trait Technology Development Manager of Monsanto Company, dated June 13, 2003
99.4	ROUNDUP READY Corn technical presentation by Monsanto Company’s Crop Technical Manager for Corn, dated June 13, 2003
99.5	Slide presentation by the U.S. Chemical Marketing Manager of Monsanto Company, dated June 13, 2003
99.6	ROUNDUP READY Soybeans technical presentation by Monsanto Company’s Crop Technical Manager for Soybeans, dated June 13, 2003
99.7	BOLLGARD II Cotton technical presentation by Monsanto Company’s Research Manager for Cotton, dated June 13, 2003

ITEM 9. REGULATION FD DISCLOSURE

     On June 13, 2003, Monsanto Company will host its Field of Dreams Tour 2003 for investors at our farm facility located in Monmouth, Illinois. In addition to various technical presentations regarding certain of our herbicide and biotechnology trait products, our Chief Technology Officer, Robert T. Fraley, Ph.D., and our Marketing Director for U.S. Herbicides, Jim Zimmer, will address investors. The slide presentations to be given at the tour by Dr. Fraley and Mr. Zimmer are attached to this report as Exhibits 99.1 and 99.5, respectively, and incorporated herein by reference. The herbicide and biotechnology trait products technical presentations that will be made during the tour are attached to this report as Exhibits 99.2, 99.3, 99.4, 99.6 and 99.7, and incorporated herein by reference.

     Unless otherwise indicated, trademarks that our subsidiaries or we own or license are shown in all capital letters.

     We are furnishing the information contained in this report, including the attached slide and technical presentations, pursuant to Regulation FD promulgated by the Securities and Exchange Commission (“SEC”). This information is furnished pursuant to Item 9 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

     The information contained in this report, including the information contained in the attached slide and technical presentations, is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We disclaim any current intention to revise or update the information contained in this report, including the information contained in the attached slide and technical presentations, although we may do so from time to time as our management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through

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other public disclosure.

     Certain statements contained in this report, including the information contained in the attached slide and technical presentations, such as statements concerning our anticipated financial results, current and future product performance, regulatory approvals, currency impact, business and financial plans and other non-historical facts are “forward-looking statements.” These statements are based on current expectations and currently available information. However, since these statements are based on factors that involve risks and uncertainties, our actual performance and results may differ materially from those described or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, among others: fluctuations in exchange rates and other developments related to foreign currencies and economies; increased generic and branded competition for our Roundup herbicide; the accuracy of our estimates and projections, for example, those with respect to product returns and grower use of our products and related distribution inventory levels; the effect of weather conditions and commodity markets on the agriculture business; the success of our research and development activities and the speed with which regulatory authorizations and product launches may be achieved; domestic and foreign social, legal and political developments, especially those relating to agricultural products developed through biotechnology; our ability to continue to manage our costs; our ability to successfully market new and existing products in new and existing domestic and international markets; our ability to obtain payment for the products that we sell; our ability to achieve and maintain protection for our intellectual property; the effects of our accounting policies and changes in generally accepted accounting principles; our exposure to lawsuits and other liabilities and contingencies, including those related to intellectual property, regulatory compliance (including seed quality), environmental contamination and antitrust; our ability to fund our short-term financing needs; general economic and business conditions; political and economic conditions due to threat of future terrorist activity and related military action; and other risks and factors detailed in our filings with the SEC. Undue reliance should not be placed on these forward-looking statements, which are current only as of the date of this report. We disclaim any current intention to revise or update any forward-looking statements or any of the factors that may affect actual results, whether as a result of new information, future events or otherwise.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 13, 2003
MONSANTO COMPANY

	By:	/s/ Michael L. DeCamp

Name: Michael L. DeCamp
Assistant Secretary

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EXHIBIT INDEX

Exhibit
Number	Description

99.1	Slide presentation by the Chief Technology Officer of Monsanto Company, dated June 13, 2003

99.2	ROUNDUP WEATHERMAX herbicide technical presentation by Monsanto Company’s Product Technical Manager of ROUNDUP, dated June 13, 2003

99.3	YIELDGARD Rootworm and YIELDGARD Plus Product Overview technical presentation by the Corn Insects Trait Technology Development Manager of Monsanto Company, dated June 13, 2003

99.4	ROUNDUP READY Corn technical presentation by Monsanto Company’s Crop Technical Manager for Corn, dated June 13, 2003

99.5	Slide presentation by the U.S. Chemical Marketing Manager of Monsanto Company, dated June 13, 2003

99.6	ROUNDUP READY Soybeans technical presentation by Monsanto Company’s Crop Technical Manager for Soybeans, dated June 13, 2003

99.7	BOLLGARD II Cotton technical presentation by Monsanto Company’s Research Manager for Cotton, dated June 13, 2003

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